EXHIBIT 99.1E

                                    EXHIBIT E

                   Principal Terms of Agreement Not To Compete

     1. For a period of sixty (60) months immediately after the Effective Date of this Agreement, except as the Surviving Corporation may otherwise consent in writing, Shareholder will not, anywhere within the "Restricted Geographic Area" engage in a "Competing Business." For purposes of this Agreement, the term "Restricted Geographic Area" means and includes the following: (1) each and every county in which Water Island, Inc. was doing business immediately prior to its merger with and into G.W. Mergerco., Inc.; (2) each and every county that is contiguous to the counties described in subpart (1) of this paragraph; (3) each and every county in which Glacier Water Services, Inc. is doing business as of the Effective Date of this Agreement; and (4) each and every county that is contiguous to the counties described in subpart (3) of this paragraph. For purposes of this Agreement, the term "Competing Business" means a business that sells or provides vended water and is competitive with the Surviving Corporation and/or Glacier Water Services, Inc. For purposes of this paragraph, Shareholder shall not be in breach of this Agreement by reason of his or her beneficial ownership of less than one percent (1%) of a Competing Business's voting capital stock if (x) such Competing Business is publicly traded and (y) Shareholder does not control or influence the operation or management of such Competing Business.

     2. For a period of sixty (60) months immediately after the Effective Date of this Agreement, except as the Surviving Corporation may otherwise consent in writing, Shareholder will not provide, sell, market or endeavor to provide, sell or market any "Competing Products/Services" to any of the "Customers of the Surviving Corporation," or otherwise solicit or communicate with any of the "Customers of the Surviving Corporation" for the purpose of selling, offering or providing any "Competing Products/Services." For purposes of this Agreement, the term "Competing Products/Services" means vended water products and/or services that are similar to and competitive with the vended water products and/or services offered by the Surviving Corporation. For purposes of this Agreement, the term "Customers of the Surviving Corporation" means any person or entity with which the Surviving Corporation or Water Island, Inc. has transacted for a license or other contractual right to operate a water vending machine on the customer's premises as of the Effective Date of this Agreement or at any time within the twelve (12) months immediately preceding the Effective Date of this Agreement.

     3. For a period of sixty (60) months immediately after the Effective Date of this Agreement, except as the Surviving Corporation may otherwise consent in writing, Shareholder will not urge, induce or seek to induce any of the Surviving Corporation's independent contractors, subcontractors, consultants, vendors, suppliers, customers, licensors or business partners to terminate their relationship with, or representation of, the Surviving Corporation or to cancel, withdraw, reduce, limit or in any manner modify any of such person's or entity's business with, or representation of, the Surviving Corporation.

     4. For a period of sixty (60) months immediately after the Effective Date of this Agreement, except as the Surviving Corporation may otherwise consent in writing, Shareholder will not solicit, recruit, hire, employ, attempt to hire or employ, or assist anyone in the recruitment, solicitation or hiring of, any person who is an employee of the Surviving Corporation, or otherwise urge, induce or seek to induce any person to terminate his/her employment with the Surviving Corporation.


     5. As used in this Agreement, the term "Confidential Information" means any and all of the Surviving Corporation's and/or Water Island, Inc.'s trade secrets, confidential and proprietary information and all other information and data of the Surviving Corporation or Water Island, Inc. that is not generally known to third persons who could derive economic value from its use or disclosure, including, but not limited to, information pertaining to customers, marketing data, pricing data, information about prospective customers or prospective products and/or services, personnel information, business plans and financial information. For a period of sixty (60) months immediately after the Effective Date of this Agreement, except as the Surviving Corporation may otherwise consent in writing, Shareholder will not use or disclose to others any of the Confidential Information.


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     6. The parties acknowledge and agree that the restrictions contained herein are a reasonable and necessary protection of the immediate interests of the Surviving Corporation, GW and the Parent, and any violation of these restrictions would cause substantial injury to the Surviving Corporation, GW and the Parent and that GW and the Parent would not have entered into the Merger Agreement without receiving the additional consideration offered by Shareholder in binding himself/herself to these restrictions. In the event of a breach or a threatened breach by Shareholder or any affiliated entity of these restrictions, the Surviving Corporation, GW and/or the Parent shall be entitled to an injunction restraining Shareholder and any affiliated entity from such breach or threatened breach; provided, however, that the right to injunctive relief shall not be construed as prohibiting the Surviving Corporation, GW and/or the Parent from pursuing any other available legal and/or equitable remedies for such breach or threatened breach, including, without limitation, the recovery of money damages.

     7. In the event Shareholder violates any of the restrictive covenants set forth in this Agreement, the duration of such restrictive covenant shall automatically be extended by the period of time Shareholder was in violation of such restrictive covenant.

     8. Shareholder acknowledges and agrees that the restrictive covenants contained in this Agreement prohibit Shareholder from engaging in certain activities directly or indirectly, whether on Shareholder's own behalf or on behalf of any person or entity, and regardless the capacity in which Shareholder is acting, including without limitation, as an employee, independent contractor, owner, partner, officer, agent, consultant or advisor.

     9. The covenants and restrictions set forth in this Agreement are separate and divisible, and to the extent any clause, portion or section of this Agreement is determined to be unenforceable or invalid for any reason, such unenforceability or invalidity shall not affect the enforceability or validity of the remainder of the Agreement. If any particular covenant, restriction, provision or clause of this Agreement is determined to be unreasonable or unenforceable for any reason, including, without limitation, the time period, geographic area and/or scope of activity covered by any non-competition or non-disclosure covenant, provision or clause, such covenant, provision or clause shall automatically be deemed reformed such that the contested covenant, provision or clause will have the closest effect permitted by applicable law to the original form and shall be given effect and enforced as so reformed to whatever extent would be reasonable or enforceable under applicable law. The parties agree that any Court interpreting any non-competition or non-disclosure provision of this Agreement shall have the authority, if necessary, to reform any such provision to make it enforceable under applicable law.

     10. The Surviving Corporation shall have the right to assign this Agreement to any of its legal successors or to any person or entity that acquires substantially all of the assets of the Surviving Corporation. This Agreement shall inure to the benefit of, and may be enforced by, any and all successors and assigns of the Surviving Corporation, including, without limitation, by asset assignment, stock sale, merger, consolidation or other corporate reorganization.


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     11. This Agreement shall be governed and enforced in accordance with the laws of the State of Indiana, notwithstanding any state's choice-of-law rules to the contrary. This Agreement is intended, among other things, to supplement Shareholder's responsibilities and obligations under the Indiana Uniform Trade Secrets Act, as amended from time to time, and nothing herein is intended to abrogate any of Shareholder's responsibilities or obligations under such statute.

     Failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.




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